Exhibit 10.43

AMENDED AND RESTATED GUARANTY AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AGREEMENT (this “Agreement”), dated as of May 2, 2014, among the Persons listed on the signature pages hereof as “Guarantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Guarantor” and collectively, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Guarantee Agreement dated as of March 22, 2010 (the “Original Guaranty”) by and among the Borrower (as defined below), the subsidiaries of the Borrower party thereto (the “Subsidiary Guarantors”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (the “Original Administrative Agent”), each Guarantor irrevocably and unconditionally guaranteed, jointly with the other Guarantors the due and punctual payment and performance of the Guaranteed Obligations (as defined in the Original Guaranty and not as defined below in this Agreement) with respect to that certain Credit Agreement dated as of March 22, 2010 among the Borrower, the lenders from time to time party thereto and the Original Administrative Agent (as amended, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Original Credit Agreement”);

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement of even date herewith (as amended, amended and restated, replaced, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among ALION SCIENCE AND TECHNOLOGY CORPORATION, as borrower (“Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender” and collectively are the “Lender Group”)), and Agent in its capacity as agent, in its capacity as a Lender, and in its capacities as Sole Lead Arranger and Sole Book Runner, the Lenders have agreed to refinance in full all of the obligations under the Original Credit Agreement and to replace the Original Administrative Agent under the Intercreditor Agreement and Security Agreement described in the Credit Agreement; and

WHEREAS, pursuant to the Assignment and Acceptance of even date herewith by and between the Original Administrative Agent and Agent, among other things, the Original Administrative Agent resigned as Administrative Agent under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement) (including, without limitation, the Original Guaranty) and was succeeded in such capacity by Wells Fargo; and

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and this Agreement;

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents, to induce the Bank Product Providers to enter into the Bank Product Agreements, and to induce the Lender Group and the Bank Product Providers to make financial accommodations to

Borrower as provided for in the Credit Agreement, the other Loan Documents and the Bank Product Agreements, each Guarantor has agreed to guaranty the Guaranteed Obligations; and

WHEREAS, each Guarantor is a Subsidiary of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the Lender Group.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions; Construction.

(a)           All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto).  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i)         “Account Debtor” has the meaning specified therefor in the Credit Agreement.

(ii)        “Agent” has the meaning specified therefor in the preamble to this Agreement.

(iii)       “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(iv)       “Bank Obligations” has the meaning specified therefor in the Credit Agreement.

(v)        “Bank Product Obligations” has the meaning specified therefor in the Credit Agreement.

(vi)       “Bank Product Provider” has the meaning specified therefor in the Credit Agreement.

(vii)      “Borrower” has the meaning specified therefor in the recitals to this Agreement.

(viii)     “Cash Equivalents” has the meaning specified therefor in the Credit Agreement.

(ix)       “Code” has the meaning specified therefor in the Credit Agreement.

(x)        “Collateral” has the meaning specified therefor in the Credit Agreement.

(xi)       “Collateral Agent’s Liens has the meaning specified therefor in the Credit Agreement.

(xii)      “Collections” has the meaning specified therefor in the Credit Agreement.

(xiii)     “Commitments” means the commitments of the Lenders to make loans under the Credit Agreement.

(xiv)    “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(xv)     “Control Agreement” has the meaning specified therefor in the Credit Agreement.

(xvi)    “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(xvii)   “Equity Interests” has the meaning specified therefor in the Credit Agreement.

(xviii)  “Event of Default” has the meaning specified therefor in the Credit Agreement.

(xix)    “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

(xx)     “Foreclosed Guarantor” has the meaning specified therefor in Section 2(i)(iv).

(xxi)    “Guaranteed Obligations” means all of the Bank Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Fee Letter), or Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and any and all expenses (including reasonable counsel fees and expenses) incurred by Agent or any Bank Product Provider (or any of them) in enforcing any rights under any of the Loan Documents.  Without limiting the generality of the foregoing, Guaranteed Obligations shall include all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower to Agent, any other member of the Lender Group, or any Bank Product Provider but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving Borrower or any guarantor; provided that, anything to the contrary contained in the foregoing notwithstanding, the Guaranteed Obligations shall exclude any Excluded Swap Obligation.

(xxii)   “Guarantor” and “Guarantors” have the respective meanings specified therefor in the preamble to this Agreement.

(xxiii)  “Guaranty” means the guaranty set forth in Section 2 hereof.

(xxiv)  “Insolvency Proceeding” has the meaning specified therefor in the Credit Agreement.

(xxv)   “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(xxvi)  “Lender Group” has the meaning specified therefor in the Credit Agreement.

(xxvii) “Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.

(xxviii) “Loan Document” has the meaning specified therefor in the Credit Agreement.

(xxix)  “Permitted Investments” has the meaning specified therefor in the Credit Agreement.

(xxx)   “Person” has the meaning specified therefor in the Credit Agreement.

(xxxi)  “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty, keepwell, or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(xxxii) “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(xxxiii) “Secured Obligations” means each and all of the following:  (A) all of the present and future obligations of each of the Guarantors arising from, or owing under or pursuant to, this Agreement (including the Guaranty), the Credit Agreement, or any of the other Loan Documents, (B) all Bank Product Obligations, and (C) all other Bank Obligations of Borrower and all other Guaranteed Obligations of each Guarantor (including, in the case of each of clauses (A), (B) and (C), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding); provided that, anything to the contrary contained in the foregoing notwithstanding, the Secured Obligations of the Guarantors shall exclude any Excluded Swap Obligation.

(xxxiv) “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b)           Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Credit Agreement).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations or the Guaranteed Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all Lender Group Expenses that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee), (ii) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (iii) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (iv) the receipt by Agent of cash collateral in order to secure any other contingent Secured Obligations or Guaranteed Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to Agent or a Lender at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Secured Obligations or Guaranteed Obligations, (v) the payment or repayment in full in immediately available funds of all other Secured Obligations or Guaranteed Obligations (as the case may be) (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Bank Obligations) under Hedge Agreements provided by Hedge Providers) other than (A) unasserted contingent indemnification obligations, (B) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (C) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (vi) the termination of all of the Commitments of the Lenders.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(c)           All of the exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.             Guaranty.

(a)           In recognition of the direct and indirect benefits to be received by Guarantors from the proceeds of the Revolving Loans, and the entering into of the Bank Product Agreements and by virtue of the financial accommodations to be made to Borrower, each of the Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guaranteed Obligations.  If any or all of the Bank Obligations constituting Guaranteed Obligations becomes due and payable, each of the Guarantors, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Agent, for the benefit of the Lender Group and the Bank Product Providers, together with any and all expenses (including Lender Group Expenses) that may be incurred by Agent or any other member of the Lender Group or any Bank Product Provider in demanding, enforcing, or collecting any of the Guaranteed Obligations (including the enforcement of any collateral for such Guaranteed Obligations or any collateral for the obligations of the Guarantors under this Guaranty).  If claim is ever made upon Agent or any other member of the Lender Group or any Bank Product Provider for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Guaranteed Obligations and any of Agent or any other member of the Lender Group or any Bank Product Provider repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including Borrower or any Guarantor), then and in each such event, each of the Guarantors agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Guarantor, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

(b)           Additionally, each of the Guarantors unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to Agent, for the benefit of the Lender Group and the Bank Product Providers, whether or not due or payable by any Loan Party upon the occurrence of any of the events specified in Section 8.04 or 8.05 of the Credit Agreement, and irrevocably and unconditionally promises to pay such indebtedness to Agent, for the benefit of the Lender Group and the Bank Product Providers, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States.

(c)           The liability of each of the Guarantors hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Guaranteed Obligations, whether executed by any other Guarantor or by any other Person, and the liability of each of the Guarantors hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking, (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Guarantor, (iii) any payment made to Agent, any other member of the Lender Group, or any Bank Product Provider on account of the Bank Obligations which Agent, such other member of the Lender Group, or such Bank Product Provider repays to any Guarantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (iv) any action or inaction by Agent, any other member of the Lender Group, or any Bank Product Provider, or (v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Bank Obligations or of any security therefor.

(d)           This Guaranty includes all present and future Guaranteed Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part.  To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guaranteed Obligations.  If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Agent, (ii) no such revocation shall apply to any Guaranteed Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (iii) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any member of the Lender Group or any Bank Product Provider in existence on the date of such revocation, (iv) no payment by any Guarantor, Borrower, or from any other source, prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (v) any payment by Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.  This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Agent (for the benefit of the Lender Group and the Bank Product Providers) and its successors, transferees, or assigns.

(e)           The guaranty by each of the Guarantors hereunder is a guaranty of payment and not of collection.  The obligations of each of the Guarantors hereunder are independent of the obligations of any other Guarantor or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against any other Guarantor or any other Person and whether or not any other Guarantor or any other Person be joined in any such action or actions.  Each of the Guarantors waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.  Any payment by any Guarantor or other circumstance which operates to toll any statute of limitations as to any Guarantor shall operate to toll the statute of limitations as to each of the Guarantors.

(f)            Each of the Guarantors authorizes Agent, the other members of the Lender Group, and the Bank Product Providers without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:

(i)         change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter:  (A) any of the Bank Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon); or (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Bank Obligations as so changed, extended, renewed, or altered;

(ii)        take and hold security for the payment of the Bank Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Bank Obligations or any of the Guaranteed Obligations (including any of the obligations of all or any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;

(iii)       exercise or refrain from exercising any rights against any Guarantor;

(iv)       release or substitute any one or more endorsers, guarantors, any Guarantor, or other obligors;

(v)        settle or compromise any of the Guaranteed Obligations, any security therefor, or any liability (including any of those of any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Guarantor to its creditors;

(vi)       apply any sums by whomever paid or however realized to any liability or liabilities of any Guarantor to Agent, any other member of the Lender Group, or any Bank Product Provider regardless of what liability or liabilities of such Guarantor remain unpaid;

(vii)      consent to or waive any breach of, or any act, omission, or default under, this Agreement, any other Loan Document, any Bank Product Agreement, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement this Agreement, any other Loan Document, any Bank Product Agreement, or any of such other instruments or agreements; or

(viii)     take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of one or more of the Guarantors from all or part of its liabilities under this Guaranty.

(g)           It is not necessary for Agent, any other member of the Lender Group, or any Bank Product Provider to inquire into the capacity or powers of any of the Guarantors or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Bank Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

(h)           Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any member of the Lender Group or any Bank Product Provider with respect thereto.  The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Guarantor or whether any other Guarantor is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:

(i)         any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(ii)        any change in the time, manner, or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit;

(iii)       any taking, exchange, release, or non-perfection of any Lien in and to any Collateral, or any taking, release, amendment, waiver of, or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv)       the existence of any claim, set-off, defense, or other right that any Guarantor may have at any time against any Person, including Agent, any other member of the Lender Group, or any Bank Product Provider;

(v)        any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor;

(vi)      any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any other Guarantor or any guarantors or sureties;

(vii)      any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any Guarantor; or

(viii)     any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other guarantor or surety.

(i)            Waivers.

(i)         Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent, any other member of the Lender Group, or any Bank Product Provider to (i) proceed against any other Guarantor or any other Person, (ii) proceed against or exhaust any security held from any other Guarantor or any other Person, or (iii) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Guarantor, any other Person, or any collateral, or (iv) pursue any other remedy in any member of the Lender Group’s or any Bank Product Provider’s power whatsoever.  Each of the Guarantors waives any defense based on or arising out of any defense of any Guarantor or any other Person, other than payment of the Guaranteed Obligations to the extent of such payment, based on or arising out of the disability of any Guarantor or any other Person, or the validity, legality, or unenforceability of the Bank Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Guarantor other than payment of the Bank Obligations to the extent of such payment.  Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Guarantor or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Guaranteed Obligations have been paid.

(ii)        Each of the Guarantors waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Bank Obligations or other financial accommodations.  Each of the Guarantors waives notice of any Default or Event of Default under any of the Loan Documents.  Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Guarantor’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Bank Obligations and the nature, scope, and extent of the risks which each of the Guarantors assumes and incurs hereunder, and agrees that neither Agent nor any of the other members of the Lender Group nor any Bank Product Provider shall have any duty to advise any of the Guarantors of information known to them regarding such circumstances or risks.

(iii)       To the fullest extent permitted by applicable law, each Guarantor hereby waives:  (A) any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors or sureties; and (D) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

(iv)       No Guarantor will exercise any rights that it may now or hereafter acquire against any Guarantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, any other member of the Lender Group, or any Bank Product Provider against any Guarantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Guarantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and all of the Commitments have been terminated.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall forthwith be paid to Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Guarantor (the “Foreclosed Guarantor”), including after payment in full of the Bank Obligations, if all or any portion of the Bank Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Guarantor whether pursuant to this Agreement or otherwise.

(j)            Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to guaranty and otherwise honor all Bank Obligations in respect of Swap Bank Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2(j) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2(j), or otherwise under the Loan Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Guaranteed Obligations.  Each Qualified ECP Guarantor intends that this Section 2(j) constitute, and this Section 2(j) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

3.             Controlled Accounts; Controlled Investments.

(i)         Each Guarantor shall (A) in accordance with the requirements of Section 5.16 of the Credit Agreement take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to the Designated Account, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Guarantor) into the Designated Account.

(ii)        Each Guarantor agrees that during any Required Blockage/Collections Period, if Agent elects (i) Collateral Agent shall have the right, on behalf of Agent and Lenders, to exercise full control over the Designated Account pursuant to the terms of the Blocked Account Agreement, and (ii) all payments and other Collections made to the Designated Account or other funds received and collected by the Agent or any Lender, whether in respect of Guarantor’s Accounts, as proceeds of Inventory or other Collateral or otherwise shall be treated as payments to the Agent and the Lenders in respect of the Bank Obligations and therefore shall constitute the property of the Agent and the Lenders to the extent of the then outstanding Bank Obligations.  At all other times, Borrower and the Guarantors shall have full control over the funds in the Designated Account.

(iii)                     Other than (i) an aggregate amount of not more than $500,000 at any one time, in the case of any Guarantors and (ii) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Guarantor’s or its Subsidiaries’ employees, no Guarantor will, and no Guarantor will permit its Subsidiaries to, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Guarantor or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Collateral Agent governing such Permitted Investments in order to perfect (and further establish) Collateral Agent’s Liens in such Permitted Investments.

4.                                      Relation to Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

5.                                      Reserved.

6.                                      Reserved.

7.                                      Agent May Perform.  If any Guarantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Guarantors.

8.                                      Reserved.

9.                                      Reserved.

10.                               Reserved.

11.                               Reserved.

12.                               Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)                                 Subject to the terms of the Intercreditor Agreement, Agent may, and, at the instruction of the Required Lenders, instruct the Collateral Agent to exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the applicable rights and remedies of a secured party on default under the Code or any other applicable law.

(b)                                 Each Guarantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing.  Agent shall have the right to the appointment of a receiver for the properties and assets of each Guarantor, and each Guarantor hereby consents to such rights and such appointment and hereby waives any objection such Guarantor may have thereto or the right to have a bond or other security posted by Agent.

13.                               Remedies Cumulative.  Each right, power, and remedy of Agent, any other member of the Lender Group, or any Bank Product Provider as provided for in this Agreement, the other Loan Documents or any Bank Product Agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents and the Bank Product Agreements or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, any other member of the Lender Group, or any Bank Product Provider, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other member of the Lender Group or such Bank Product Provider of any or all such other rights, powers, or remedies.

14.                               Termination or Release.  A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of Borrower.  In connection with any release pursuant to this Section 14, the Guarantor and Agent shall execute and deliver a mutual release in form and substance reasonably satisfactory to the Agent and such Guarantor, together with such other documents that such Guarantor may reasonably request to evidence such release.  Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or representation or warranty by Agent.  Borrower shall reimburse Agent for all of Agent’s costs, including, without limitation, Agent’s reasonable attorneys fees and disbursements incurred in connection with any action contemplated by this Section 14.

15.                               Indemnity and Expenses.

(a)                                 Each Guarantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Guarantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.  This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(b)                                 Guarantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Guarantor to perform or observe any of the provisions hereof.

16.                               Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Guarantor to which such amendment applies.

17.                               Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Guarantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

18.                               Continuing Security Interest: Assignments under Credit Agreement.

(a)                                 This Agreement shall (i) remain in full force and effect until the Bank Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (ii) be binding upon each Guarantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), any Lender may, subject to the applicable provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.  Upon payment in full of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Guaranty made shall terminate.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Guarantor to Agent nor any additional Revolving Loans or other loans made by any Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Guarantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any Guarantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement.  Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

(b)                                 Each Guarantor agrees that, if any payment made by any Guarantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set, aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Agent or any other member of the Lender Group to such Guarantor, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

19.                               Survival.  All representations and warranties made by the Guarantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Lender, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

20.                               CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a)                                 THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)                                 THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GUARANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20(b).

(c)                                  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”).  EACH GUARANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)                                 EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)                                  NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE AGENT, ANY OTHER LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

21.                               New Subsidiaries.  Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Guarantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

22.                               Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers.

23.                               Miscellaneous.

(a)                                 This Agreement is a Loan Document.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)                                 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)                                  Headings and numbers have been set forth herein for convenience only and do not form a part of this Agreement.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)                                 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Guarantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GUARANTORS:	ALION-BMH CORPORATION

	By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-CATI CORPORATION

	By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-IPS CORPORATION

	By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-JJMA CORPORATION

	By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-METI CORPORATION

	By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION INTERNATIONAL CORPORATION

	By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

[SIGNATURE PAGE TO GUARANTY AGREEMENT]

WASHINGTON CONSULTING, INC.

	By:	/s/ Kevin Boyle
Name: Kevin Boyle
Title: Secretary

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.

	By:	/s/ Christiane Lourenco
Name: Christiane Lourenco
Title: Secretary

Seen and Agreed:	ALION SCIENCE AND TECHNOLOGY CORPORATION

	By:	/s/ Barry Broadus
	Name:	Barry Broadus
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO GUARANTY AGREEMENT]

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Marc Grossman
		Name:	Marc Grossman
		Title:	SVP

[SIGNATURE PAGE TO GUARANTY AGREEMENT]

ANNEX 1 TO GUARANTY AGREEMENT
FORM OF JOINDER

Joinder No.          (this “Joinder”), dated as of                         , 20      , to the Guaranty Agreement, dated as of May 2, 2014 (as amended, amended and restated, replaced, supplemented, or otherwise modified from time to time, the “Guaranty Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Guarantors” and each, individually, a “Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of May 2, 2014 (as amended, amended and restated, replaced, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among ALION SCIENCE AND TECHNOLOGY CORPORATION, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders” or the “Lender Group”), and Agent in its capacity as agent, in its capacity as a Lender, and in its capacities as Sole Lead Arranger and Sole Book Runner, Agent and the Lender Group have agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and

WHEREAS, Guarantors have entered into the Guaranty Agreement in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrower as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 21 of the Guaranty Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty Agreement, and the joinder to the Guaranty Agreement by the undersigned new Guarantor or Guarantors (collectively, the “New Guarantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, each New Guarantor (a) is a Subsidiary of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the Lender Group or the Bank Product Providers and (b) by becoming a Guarantor will benefit from certain rights granted to the Guarantors pursuant to the terms of the Loan Documents and the Bank Product Agreements;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Guarantor hereby agrees as follows:

1.                                      In accordance with Section 21 of the Guaranty Agreement, each New Guarantor, by its signature below, becomes a “Guarantor” under the Guaranty Agreement with the same force and effect as if originally named therein as a “Guarantor” and each New Guarantor hereby (a) agrees to all of the terms and provisions of the Guaranty Agreement applicable to it as a “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.  In furtherance of the foregoing, each New Guarantor hereby jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guaranteed Obligations.  Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include each New Guarantor.  The Guaranty Agreement is incorporated herein by reference.

2.                                      Reserved.

3.                                      Reserved.

4.                                      Each New Guarantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Guarantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5.                                      This Joinder is a Loan Document.  This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.                                      The Guaranty Agreement, as supplemented hereby, shall remain in full force and effect.

7.                                      THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 20 OF THE GUARANTY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty Agreement to be executed and delivered as of the day and year first above written.

NEW GUARANTORS:	[NAME OF NEW GUARANTOR]

By:
Name:
Title:

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title: